UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2017
(Date of earliest event reported)

CSAIL 2017-CX9 Commercial Mortgage Trust
(Exact name of issuing entity)
(Central Index Key Number 0001716602)

Column Financial, Inc.
(Central Index Key Number 0001628601)
Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256) Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269)
(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333- 207361-06	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2017, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2017-CX9 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX9 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $776,209,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Natixis Securities Americas LLC (“Natixis Securities” and, together with Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 19, 2017, among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of September 21, 2017.

On September 19, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $776,209,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $4,200,000, were approximately $772,009,000. Of the expenses paid by the Registrant, approximately $668,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $578,000 in the form of fees were paid to the Underwriters, approximately $589,000 were paid to or for the Underwriters and $3,611,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On September 19, 2017, the Registrant sold the Class D, Class X-E, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $82,667,503, to Credit Suisse and Natixis Securities (the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated September 19, 2017, among the Depositor, Colum Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “Park Center Phase I” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Park Center Phase I Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Park Center Phase I Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Park Center Phase I Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified as “Westin Building Exchange” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “Westin Building Exchange Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Westin Building Exchange Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached hereto as Exhibit 4.2, and the Westin Building Exchange Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan identified as “Two Independence Square” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “Two Independence Square Whole Loan”) that also includes two (2) other pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Two Independence Square Whole Loan is being serviced and administered pursuant to a Trust and Servicing Agreement, dated as of July 6, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor, an executed version of which is attached hereto as Exhibit 4.3, and the Two Independence Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan identified as “245 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “245 Park Avenue Whole Loan”) that also includes twenty-one (21) other pari passu promissory notes and five (5) subordinate promissory notes, which are not assets of the Issuing Entity. The 245 Park Avenue Whole Loan is being serviced and administered pursuant to a Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor, an executed version of which is attached hereto as Exhibit 4.4, and the 245 Park Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “The Boulders Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “The Boulders Resort & Spa Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Boulders Resort & Spa Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Boulders Resort & Spa Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

 The Mortgage Loan identified as “85 Broad Street” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “85 Broad Street Whole Loan”) that also includes three (3) other pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The 85 Broad Street Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached hereto as Exhibit 4.5, and the 85 Broad Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Mortgage Loan identified as “Allergan HQ” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Allergan HQ Whole Loan”) that also includes one (1) subordinate promissory note, which is not an asset of the Issuing Entity. The Allergan HQ Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Allergan HQ Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Mortgage Loan identified as “JW Marriott Chicago” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “JW Marriott Chicago Whole Loan”) that also includes two (2) other pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The JW Marriott Chicago Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the JW Marriott Chicago Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The Mortgage Loan identified as “300 Montgomery” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “300 Montgomery Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The 300 Montgomery Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the 300 Montgomery Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The Mortgage Loan identified as “Center 78” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Center 78 Whole Loan”) that also includes one (1) other pari passu promissory note and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Center 78 Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Center 78 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17.

The Mortgage Loan identified as “West Town Mall” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “West Town Mall Whole Loan”) that also includes three (3) other pari passu promissory notes and two (2) subordinate promissory notes, which are not assets of the Issuing Entity. The West Town Mall Whole Loan is being serviced and administered pursuant to a Trust and Servicing Agreement, dated as of July 1, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and

Wells Fargo Bank, National Association, as certificate administrator, an executed version of which is attached hereto as Exhibit 4.6, and the West Town Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18.

The Mortgage Loan identified as “Acropolis Garden” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Acropolis Garden Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Acropolis Garden Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Acropolis Garden Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.19.

The Mortgage Loan identified as “Carolina Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Carolina Hotel Portfolio Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Carolina Hotel Portfolio Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Carolina Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.20.

The Mortgage Loan identified as “Apex Fort Washington” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Carolina Hotel Portfolio Whole Loan”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity. The Apex Fort Washington Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Carolina Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.21.

The Mortgage Loan identified as “IC Leased Fee Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “IC Leased Fee Hotel Portfolio Whole Loan”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The IC Leased Fee Hotel Portfolio Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached hereto as Exhibit 4.7, and the IC Leased Fee Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.22.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2017-CX9 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy (70) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 19, 2017 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 19, 2017 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and NREC and (iii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 19,

2017 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant and BSP.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

NREC as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by acquiring on the Closing Date and retaining an “eligible vertical interest” (as defined in the Risk Retention Rule) in the form of certificates representing approximately 4.27% of the initial Certificate Balance or Notional Amount of, or percentage interest in, as applicable, each class of Regular Certificates (as defined in the Pooling and Servicing Agreement) and the Class Z certificates (collectively, the “VRR Interest”) and by the purchase on the Closing Date and holding by RREF III-D AIV RR, LLC or its “majority-owned affiliate” (as defined in the Risk Retention Rule), acting as a third-party purchaser under the Risk Retention Rule, of a portion of the Class F and Class NR Certificates (such retained portion, the “HRR Certificates”). The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule).

The aggregate fair value of the HRR Certificates is equal to approximately $6,647,654 (excluding accrued interest), representing approximately 0.76% of the aggregate fair value of all of the Regular Certificates and the Class Z Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $6,411,879, representing 0.73% of the aggregate fair value, as of the Closing Date, of all of the Regular Certificates and the Class Z Certificates.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated September 11, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Regular Certificates and the Class Z Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated September 19, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of July 6, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.4	Trust and Servicing Agreement, dated as of May 30, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of July 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Trust and Servicing Agreement, dated as of July 1, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Agreement Between Note Holders, dated as of September 29, 2017, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of September 5, 2017, by and between, Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of July 13, 2017, by and between, Column Financial, Inc., as the Initial Note A-1 Holder, Column Financial, Inc., as the Initial Note A-2 Holder, Column Financial, Inc., as the Initial Note A-3-A Holder, Column Financial, Inc., as the Initial Note A-3-B Holder, and Column Financial, Inc., as the Initial Note B Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG, New York Branch, as Initial Note 4 Holder and Barclays Bank PLC, as Initial Note 5 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of September 29, 2017, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated June 13, 2017, by and between Natixis Real Estate Capital LLC as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC as the Initial Note A-B Holder, Natixis Real Estate Capital LLC as the Initial Note B-A Holder and Natixis Real Estate Capital LLC as the Initial Note B-B Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 29, 2017, by and between Natixis Real Estate Capital LLC, as Senior Noteholder, and Natixis Real Estate Capital LLC, as Junior Noteholder.
Exhibit 4.15	Co-Lender Agreement, dated as of July 28, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-B Holder and Natixis Real Estate Capital LLC, as the Initial Note B-2 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of September 29, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of August 31, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as the Initial Junior Noteholder.
Exhibit 4.18	Co-Lender Agreement, dated as of June 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder and Column Financial, Inc., as the Initial Note 2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of July 31, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of June 16, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder, and Benefit Street Partners CRE Finance LLC, as Note A-3 Holder.
Exhibit 4.22	Co-Lender and Future Funding Indemnification Agreement, dated as of August 17, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, and Natixis Real Estate Capital LLC, as the Initial Note A-4 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor's Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 21, 2017 which such certification is dated September 21,2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2017	CREDIT SUISSE COMMERCIAL
MORTGAGE SECURITIES CORP.

By: /s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated September 19, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of July 6, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.4	Trust and Servicing Agreement, dated as of May 30, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.	(E)

4.5	Pooling and Servicing Agreement, dated as of July 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Trust and Servicing Agreement, dated as of July 1, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee.	(E)
4.7	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Agreement Between Note Holders, dated as of September 29, 2017, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.	(E)
4.9	Agreement Between Note Holders, dated as of September 5, 2017, by and between, Wells Fargo Bank, National Association, as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of July 13, 2017, by and between, Column Financial, Inc., as the Initial Note A-1 Holder, Column Financial, Inc., as the Initial Note A-2 Holder, Column Financial, Inc., as the Initial Note A-3-A Holder, Column Financial, Inc., as the Initial Note A-3-B Holder, and Column Financial, Inc., as the Initial Note B Holder.	(E)
4.11	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Natixis Real Estate Capital LLC, as Initial Note 2 Holder, Société Générale, as Initial Note 3 Holder, Deutsche Bank, AG,	(E)

New York Branch, as Initial Note 4 Holder and Barclays Bank PLC, as Initial Note 5 Holder.
4.12	Agreement Between Note Holders, dated as of September 29, 2017, by and between Column Financial, Inc., as the Initial Note A-1 Holder, and Column Financial, Inc., as the Initial Note A-2 Holder.	(E)
4.13	Co-Lender Agreement, dated June 13, 2017, by and between Natixis Real Estate Capital LLC as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC as the Initial Note A-B Holder, Natixis Real Estate Capital LLC as the Initial Note B-A Holder and Natixis Real Estate Capital LLC as the Initial Note B-B Holder.	(E)
4.14	Co-Lender Agreement, dated as of March 29, 2017, by and between Natixis Real Estate Capital LLC, as Senior Noteholder, and Natixis Real Estate Capital LLC, as Junior Noteholder.	(E)
4.15	Co-Lender Agreement, dated as of July 28, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-B Holder and Natixis Real Estate Capital LLC, as the Initial Note B-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of September 29, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.	(E)
4.17	Co-Lender Agreement, dated as of August 31, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as the Initial Junior Noteholder.	(E)
4.18	Co-Lender Agreement, dated as of June 29, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder and Column Financial, Inc., as the Initial Note 2 Holder.	(E)
4.19	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder and Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder.	(E)

4.20	Co-Lender Agreement, dated as of July 31, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder and Benefit Street Partners CRE Finance LLC, as Note A-2 Holder.	(E)
4.21	Co-Lender Agreement, dated as of June 16, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as Note A-2 Holder, and Benefit Street Partners CRE Finance LLC, as Note A-3 Holder.	(E)
4.22	Co-Lender and Future Funding Indemnification Agreement, dated as of August 17, 2017, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, and Natixis Real Estate Capital LLC, as the Initial Note A-4 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 21, 2017, which such certification is dated September 21, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)